EXHIBIT 10.23

AMENDMENT NO. 1 TO THE

SECURITY AGREEMENT

Dated as of July 31, 2006

AMENDMENT NO. 1 TO THE SECURITY AGREEMENT among Madison River Capital, LLC, a Delaware limited liability company (the “Borrower”), Madison River Telephone Company LLC, a Delaware limited liability company (“Holdings”), Madison River Communications, LLC, a Delaware limited liability company, Madison River Finance Corp., a Delaware corporation, and Madison River Holdings LLC, a Delaware limited liability company (“Holdings LLC”), and Lehman Commercial Paper Inc., as collateral agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, Holdings and the other Grantors party thereto have entered into the Credit Agreement dated as of July 29, 2005 (said Agreement, as amended by Amendment No. 1 and Waiver thereto dated January 27, 2006, and Amendment No. 2 thereto dated June 30, 2006 and as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the Lender Parties, the Agent and the other Agents (as defined therein) and other parties party thereto, and the Grantors have entered into the Security Agreement dated as of July 29, 2005 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Security Agreement”) with the Agent. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Security Agreement.

(2) MADISON RIVER HOLDINGS CORP. IS CURRENTLY A GRANTOR UNDER THE SECURITY AGREEMENT, AND MADISON RIVER HOLDINGS CORP. AND CERTAIN OF ITS SUBSIDIARIES, ALL OF THE EQUITY INTERESTS OF WHICH HAVE BEEN PLEDGED TO THE AGENT PURSUANT TO THE SECURITY AGREEMENT, DESIRE TO CONVERT FROM CORPORATIONS INTO LIMITED LIABILITY COMPANIES AND GRANTORS AND THE AGENT HAVE AGREED TO AMEND THE SCHEDULES SET FORTH IN THE SECURITY AGREEMENT ACCORDINGLY. FROM AND AFTER THE DATE HEREOF, EACH REFERENCE IN THE SECURITY AGREEMENT TO “MADISON RIVER HOLDINGS CORP.” SHALL BE DEEMED TO BE A REFERENCE TO “MADISON RIVER HOLDINGS LLC.”

(3) The Grantors and the Agent have agreed to amend the Security Agreement all as hereinafter set forth.

SECTION 1. Amendments to Security Agreement. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a) Schedule I is amended in full to be replaced by Schedule I(A) attached hereto.

(b) Schedule II is amended in full to be replaced by Schedule II(A) attached hereto.

(c) Schedule VI is amended in full to be replaced by Schedule VI(A) attached hereto.

(d) Schedule VII is amended in full to be replaced by Schedule VII(A) attached hereto.

(e) The Security Agreement is hereby supplemented by the Security Agreement Supplement substantially in the form attached hereto (the “Security Agreement Supplement”).

(f) Section 8(a) of the Security Agreement is hereby amended by deleting the word “Such” where it appears in the first sentence of such section and replacing it with the phrase: “As of the date hereof, such”.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Grantors. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 25 of the Security Agreement. Section 1 hereof shall become effective when, and only when, the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) in form and substance reasonably satisfactory to the Agent (collectively, the “Amendment Documents”):

(a) The Security Agreement Supplement duly executed by Holdings LLC.

(b) A Guaranty Supplement duly executed by Holdings LLC, supplementing the Subsidiary Guaranty referred to in the Credit Agreement, substantially in the form attached thereto (the “Guaranty Supplement”).

(c) Certified copies of (i) the resolutions of the [Board of Directors] of Holdings LLC approving this Amendment, the Security Agreement Supplement, and the Guaranty Supplement and the matters contemplated hereby, and (ii) all documents evidencing other necessary action and governmental approvals, if any, with respect to the Amendment Documents and the matters contemplated hereby.

(d) A certificate of the Secretary or an Assistant Secretary of Holdings LLC certifying the names and true signatures of the officers of Holdings LLC authorized to sign this Amendment, the other Amendment Documents, and the other documents to be delivered hereunder and thereunder.

(e) A favorable opinion of counsel for Holdings LLC, to the effect that:

(i) Each of the Amendment, the Security Agreement Supplement and Guaranty Supplement, constitutes the valid and binding obligation of Holdings LLC enforceable against Holdings LLC in accordance with its terms.

(ii) Neither the execution, delivery or performance by Holdings LLC of the Amendment, the Security Agreement Supplement or Guaranty Supplement, nor the compliance by Holdings LLC with the terms and provisions thereof will contravene any provision of any Applicable Law of the State of New York or any Applicable Law of the United States of America.

(iii) Holdings LLC is a limited liability company legally existing and in good standing under the laws of the State of Delaware.

(iv) Holdings LLC has the limited liability company power and authority to execute, deliver and perform all of its obligations under the Amendment, the Security Agreement Supplement and Guaranty Supplement, and the execution and delivery of each of the Amendment, the Security Agreement Supplement and Guaranty Supplement has been duly authorized by all requisite limited liability company action by Holdings LLC. The Amendment, the Security Agreement Supplement and Guaranty Supplement have been duly executed and delivered by Holdings LLC.

(v) The execution and delivery by Holdings LLC of the Amendment, the Security Agreement Supplement and Guaranty Supplement, and the performance by Holdings LLC of its obligations under the Amendment, the Security Agreement Supplement and Guaranty Supplement, in accordance with its terms, do not conflict with the Certificate of Formation or Limited Liability Company Agreement of Holdings LLC.

SECTION 3. Representations and Warranties of the Borrower. Holdings LLC hereby represents and warrants as follows:

(a) Holdings LLC confirms that each it has received notice of the security interest granted under the Security Agreement, and it has duly elected pursuant to its operating agreement (and without the prior written consent of the Agent will not change such election) to have its Equity Interests as general intangibles under the UCC.

SECTION 4. Reference to and Effect on the Security Agreement. (a) On and after the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in each of the other Loan Documents to “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.

(b) The Security Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent under the Security Agreement, nor constitute a waiver of any provision of the Security Agreement.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses to the same extent and on the same terms as set forth in the Security Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MADISON RIVER HOLDINGS LLC

By	/S/ PAUL H. SUNU
Name: Paul H. Sunu
Title: Executive Vice President, Chief Financial Officer and Secretary

LEHMAN COMMERCIAL PAPER INC., as Collateral Agent

By	/S/ DIANE ALBANESE
Name: Diane Albanese
Title: Authorized Signatory

MADISON RIVER TELEPHONE COMPANY LLC
MADISON RIVER COMMUNICATIONS, LLC
MADISON RIVER FINANCE CORP.
MADISON RIVER CAPITAL, LLC

By	/S/ PAUL H. SUNU
Name: Paul H. Sunu
Title: Executive Vice President, Chief Financial Officer and Secretary

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